Exhibit (b)(i)

EXECUTION COPY

Freeline Therapeutics Holdings plc

December 7, 2020

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Re: Restricted ADSs (CUSIP No.: 35655L990)

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of August 11, 2020 (as amended and supplemented from time to time, the “Deposit Agreement”), by and among Freeline Therapeutics Holdings plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain shareholders in the Company, to hold Shares that constitute Restricted Securities in the form of Restricted ADSs evidenced by certificated Restricted ADRs (the “Restricted Holders”). The Depositary agrees to accommodate the deposit of Restricted Securities and the issuance of Restricted ADSs evidenced by Restricted ADRs, provided that (a) the terms of deposit of the Restricted Securities and the issuance of Restricted ADSs evidenced by Restricted ADRs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this Restricted ADS Letter Agreement to establish procedures for the deposit of Restricted Securities by, for, or on behalf of, Restricted Holders.

The purpose and intent of this Restricted ADS Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating (i) the deposit of Restricted Securities and the issuance of Restricted ADSs evidenced by Restricted ADRs to the Restricted Holders, (ii) the sale or transfer of such Restricted ADRs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Restricted ADS Letter Agreement shall be filed as an exhibit to the Company’s next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, to supplement the terms of the Deposit Agreement as follows:

1.                  Depositary Procedures. The Company consents, under Section 2.3 of the Deposit Agreement, to (i) the deposit by, for, or on behalf of, each Restricted Holder, of up to the number of Restricted Shares listed opposite such Restricted Holder’s name on Exhibit E attached hereto together with a written request for the Depositary to accept the deposit of such Restricted Shares (which request shall not be unreasonably denied) and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Restricted ADRs evidencing such Restricted ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement, to the Restricted Holders or their respective designees. The Restricted ADRs evidencing the Restricted ADSs, the Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADRs”, the “Designated Restricted ADSs”, and the “Designated Shares”, respectively. In connection with each deposit of Designated Shares by a Restricted Holder and request for issuance of Designated Restricted ADRs, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A hereto (the “Consent and Delivery Instruction”).

In furtherance of the foregoing, the Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Restricted ADS Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by, for, or on behalf of, the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Restricted Holders or their designees of Designated Restricted ADR(s) evidencing the Designated Restricted ADSs issued upon deposit of Designated Shares under the terms and subject to the conditions of this Restricted ADS Letter Agreement, and (y) the transfer of the Designated Restricted ADSs evidenced by the Designated Restricted ADRs, the issuance of ADSs that are not subject to restrictions on resale under the Securities Act (“Unrestricted ADSs”) in exchange for Designated Restricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Restricted ADS Letter Agreement, and (ii) upon the terms set forth herein, deliver Designated Restricted ADRs evidencing the Designated Restricted ADSs, registered in the name of the Restricted Holder(s) or their respective designee(s). Nothing contained in this Restricted ADS Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.                  Company Assistance. The Company shall at the time of execution of this Restricted ADS Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Restricted ADS Letter Agreement is valid, binding and enforceable in accordance with its terms against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (ii) the deposit of Designated Shares by the Company, or by, for, or on behalf of, the Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act, and (B) its English counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Restricted ADS Letter Agreement, (ii) all approvals required by English law to permit the deposit of Designated Shares held by the Restricted Holders under the Deposit Agreement and this Restricted ADS Letter Agreement have been obtained, and (iii) the terms of this Restricted ADS Letter Agreement and the transactions contemplated by this Restricted ADS Letter Agreement do not contravene or conflict with any English law of general application.

3.                  Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Restricted ADS Letter Agreement, to issue and deliver Designated Restricted ADSs evidenced by the Designated Restricted ADRs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction from the Restricted Holder, (ii) confirmation from the Custodian of the receipt of the due deposit of the Designated Shares by, for, or on behalf of, a Restricted Holder, and (iii) payment by or on behalf of the Restricted Holder of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs evidenced by the Designated Restricted ADRs to the holder(s) of the Designated Restricted ADSs.

The Depositary shall cause the Designated Restricted ADSs evidenced by the Designated Restricted ADRs issued upon the deposit of Designated Shares to be separately identified under CUSIP No.: 35655L990 (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to other Restricted ADS letter agreements between the Company and the Depositary) and the Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed, as a supplement to the terms of the Deposit Agreement, to issue the Designated Restricted ADR(s) evidencing the Designated Restricted ADS(s) to, and in the name of, the Restricted Holder(s) or their respective designee(s) for the benefit of the Restricted Holders, subject to the restrictions specified in Section 4 below.

4.                  Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Designated Restricted ADRs to be sent by the Depositary to the Restricted Holders upon the issuance of Designated Restricted ADSs evidenced by the Designated Restricted ADRs shall contain a legend substantially in the form of the following legend:

“THE RESTRICTED AMERICAN DEPOSITARY RECEIPTS (“RESTRICTED ADRs”), THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF FREELINE THERAPEUTICS HOLDINGS PLC (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT, DATED AS OF DECEMBER 7, 2020 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”) AND THE DEPOSIT AGREEMENT, DATED AS OF AUGUST 11, 2020 (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADRs EVIDENCING THE RESTRICTED ADSs, BY ACCEPTING AND HOLDING THE RESTRICTED ADRs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADRs EVIDENCING THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs EVIDENCED BY THE RESTRICTED ADRs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO THE COMPANY OR ITS SUBSIDIARIES, (B) IN A TRANSACTION EXEMPT FROM REGISTRATION PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, (C) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) TO PERSONS OTHER THAN U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A. IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL TO THE HOLDER REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER. PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF ADSs THAT ARE NOT SUBJECT TO RESTRICTIONS ON RESALE UNDER THE U.S. SECURITIES ACT IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs MAY BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF SUCH RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

5.                  Limitations on Transfer of Designated Restricted ADSs. The Designated Restricted ADSs evidenced by the Designated Restricted ADR(s) shall be transferable only by the Restricted Holder thereof upon (i) delivery by the Restricted Holder to the Depositary of all applicable documentation otherwise contemplated by the Deposit Agreement and payment by the Restricted Holder of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, (ii) delivery by the Restricted Holder of a Transfer Certification from the transferring Restricted Holder substantially in the form attached hereto as Exhibit B, and (iii) delivery by the Restricted Holder of such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel to the Restricted Holder as to compliance with the terms of the legend set forth above in Section 4).

6.                  Limitations on Cancellation of Designated Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs evidenced by the Designated Restricted ADR(s) for the purpose of withdrawing the underlying Designated Shares unless (i) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, the surrender for cancellation of the Restricted ADRs (accompanied by the requisite medallion guarantees, if so required under the terms of the Deposit Agreement) and the payment to the Depositary of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement in connection with the cancellation of ADSs and withdrawal of Deposited Securities, and (ii) the Depositary shall have received from the person requesting the withdrawal of the Designated Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a “Withdrawal Certification”).

7.                  Limitations on Exchange of Designated Restricted ADSs for Unrestricted ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Restricted ADSs evidenced by the Restricted ADRs and to issue and deliver Unrestricted ADSs in respect thereof upon receipt of (i) the Restricted ADSs evidenced by the Restricted ADRs (accompanied by the requisite medallion guarantees, if so required under the terms of the Deposit Agreement) from the Restricted Holder, and (ii) a duly completed and signed Resale Certification and Instruction Letter from the Restricted Holder, substantially in the form attached hereto as Exhibit D (such instruction, the “Resale Certification and Issuance Instruction”), (iii) an opinion of U.S. counsel to the Restricted Holder contemplated in the Resale Certification and Issuance Instruction Letter, (iv) payment by the Restricted Holder of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, and (v) any other documents from the Restricted Holder as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement.

8.                  Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs evidenced by Designated Restricted ADRs and shall treat such Designated Restricted ADSs as evidenced by Designated Restricted ADRs as Unrestricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs evidenced by Designated Restricted ADRs and to treat such Designated Restricted ADSs evidenced by Designated Restricted ADRs as Unrestricted ADSs, (y) an opinion of U.S. counsel to the Restricted Holder stating that the restrictive notations relating to restrictions on transfer pursuant to the Securities Act may be removed from such specified Designated Restricted ADSs evidenced by such specified Designated Restricted ADRs and the Designated Shares, and the treatment of such Designated Restricted ADSs evidenced by Designated Restricted ADRs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, do not violate the registration requirements of the U.S. Securities Act of 1933, as amended, and (z) payment by the Restricted Holder of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement. Upon receipt of such instructions, opinion of counsel, and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs evidenced by Designated Restricted ADRs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADRs previously identified as Designated Restricted ADRs evidencing by Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs evidenced by Designated Restricted ADRs eligible for inclusion in the applicable book-entry settlement system.

9.                  Transfers and Cancellations of Designated Restricted ADSs in Circumstances Not Covered by Sections 5, 6, 7 or 8. The Company instructs the Depositary, and the Depositary agrees to cancel the Designated Restricted ADSs evidenced by Designated Restricted ADRs and to issue and deliver Unrestricted ADSs (or deliver Designated Shares, if applicable) in respect thereof in circumstances not covered by Sections 5, 6, 7 or 8, only (x) upon receipt of (i) such Designated Restricted ADSs evidenced by Designated Restricted ADRs from the Restricted Holder (accompanied by the requisite medallion guarantees, if so required under the terms of the Deposit Agreement), (ii) in the case of a transfer to a purchaser who will receive Unrestricted ADSs, (A) a legal opinion of the U.S. counsel to the Restricted Holder stating that the transfer is exempt from registration under the Securities Act and that, upon transfer, the restrictive notations relating to restrictions on transfer pursuant to the Securities Act may be removed from the Designated ADSs (or Designated Shares, if applicable), and (B) a duly completed and signed Resale Certification and Issuance Instruction containing the applicable representations of the transferor, and (iii) payment by the Restricted Holder of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, and (y) in the case of cancellation of Designated Restricted ADSs evidenced by Designated Restricted ADRs, if the conditions for cancellation of such Designated Restricted ADRs and withdrawal of Designated Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied upon receipt of a duly completed Withdrawal Certification (containing such terms and conditions as the Company and Depositary may agree are reasonably necessary for the cancellation being contemplated).

10.              Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs (including the Designated Restricted ADSs evidenced by the Designated Restricted ADRs) shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Designated Restricted ADSs (including the Designated Restricted ADSs evidenced by the Designated Restricted ADRs) on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

11.              Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Restricted ADS Letter Agreement that, to the Company’s knowledge, none of the terms of this Restricted ADS Letter Agreement and none of the transactions contemplated in this Restricted ADS Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representation and warranty shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs evidenced by Designated Restricted ADRs hereunder.

12.              Indemnity. Each of the Company and the Depositary acknowledges and agrees that Sections 3.2 and 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance of Designated Restricted ADSs evidenced by Designated Restricted ADRs, the transfer of the Designated Restricted ADSs evidenced by Designated Restricted ADRs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs/Restricted ADRs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Restricted ADS Letter Agreement.

13.              Governing Law and Jurisdiction. This Restricted ADS Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York.

Each of the Company and the Depositary acknowledges and agrees that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Restricted ADS Letter Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Freeline Therapeutics Inc. (the “Agent”) located at 180 Varick Street, 6th Floor New York, New York 10014, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or as otherwise contemplated herein. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent on the terms and for the purposes set forth herein reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 of the Deposit Agreement. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.

The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Restricted ADS Letter Agreement, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

14.              Depositary Fees. Subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary acknowledge that the Restricted Holder shall, in accordance with the terms and subject to the conditions contemplated by the Deposit Agreement, pay to the Depositary any applicable fees payable pursuant to the Deposit Agreement.

15.              Fractional Shares and ADSs. Notwithstanding anything to the contrary in the Deposit Agreement, the Restricted Holder will not deliver to the Depositary or the Custodian, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Share, nor (ii) a number of Shares, which upon application of the ADS to Share ratio would give rise to a fraction of an ADS. Also, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

16.              Miscellaneous. The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Restricted ADS Letter Agreement and to effectuate the purpose and intent hereof. This Restricted ADS Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and permanent assigns. This Restricted ADS Letter Agreement may not be modified or amended except by a writing signed by both parties hereto. This Restricted ADS Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement. Delivery of this Restricted ADS Letter Agreement by one party to another may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of page intentionally left blank. Signature page to follow.]

The Company and the Depositary have caused this Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

FREELINE THERAPEUTICS HOLDINGS PLC

By:	/s/ Theresa Heggie
Name: Theresa Heggie
Title: CEO

CITIBANK, N.A.
as Depositary

By:	/s/ Keith Galfo
Name: Keith Galfo
Title: Vice President

EXHIBITS
A	Form of Consent and Delivery Instruction – Restricted Holder
B	Form of Transfer Certification
C	Form of Withdrawal Certification
D	Form of Resale Certification and Issuance Instruction Letter
E	List of Restricted Holders

EXHIBIT A
to

Restricted ADS Letter Agreement, dated as of December 7, 2020
(the “Restricted ADS Letter Agreement”), by and between
Freeline Therapeutics Holdings plc

and
Citibank, N.A.

_____________________

CONSENT AND DELIVERY INSTRUCTION – RESTRICTED HOLDER
_____________________

[●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn.: Susanna Ansala (susanna.ansala@citi.com)
           Keith Galfo (keith.galfo@citi.com)
            Leslie Deluca (leslie.deluca@citi.com)

Freeline Therapeutics Holdings plc (CUSIP No.: 35655L990)

Dear Sirs/Madams:

Reference is hereby made to (i) the Deposit Agreement, dated as of August 11, 2020, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Freeline Therapeutics Holdings plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement supplementing the Deposit Agreement, dated as of December 7, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The undersigned holder of Restricted Shares (as defined in the Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Designated Shares specified in Schedule I hereto and the Company hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

Exh. A-1

The Restricted Holder hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by English law to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, and (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement. In addition, the Restricted Holder hereby represents and warrants to the Depositary that the specified Restricted Holder(s) of the Designated Shares specified on Schedule I hereto will be the Beneficial Owner(s) of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

The Restricted Holder confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith using the following account details:

Citibank, N.A.

ABA #021000089  (BIC CITIUS33)

DDA #36859028

Account name: Citibank ADR Dept.

RE: Freeline issue fees [shareholder name / share amount]

Attn.: Susanna Ansala

Each of the Restricted Holder and the Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[Remainder of page intentionally left blank. Signature page to follow.]

Exh. A-2

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to:

FREELINE THERAPEUTICS HOLDINGS PLC

By:
Name:
Title:

Exh. A-3

Schedule I

Designated Shares	Designated Restricted ADSs to be issued in the form of a Restricted ADR	Name, Address and Email Address of Restricted Holder of Designated Restricted ADSs to be issued in the form of a Restricted ADR
_________________ Shares	_________ Designated Restricted ADSs

Exh. A-4

EXHIBIT B
to

Restricted ADS Letter Agreement, dated as of December 7, 2020
(the “Restricted ADS Letter Agreement”), by and between
Freeline Therapeutics Holdings plc

and
Citibank, N.A.

_____________________

TRANSFER CERTIFICATION

_____________________

[●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn.: Susanna Ansala (susanna.ansala@citi.com)
           Keith Galfo (keith.galfo@citi.com)
           Leslie Deluca (leslie.deluca@citi.com)

Freeline Therapeutics Holdings plc (CUSIP No.: 35655L990)

Dear Sirs/Madams:

Reference is hereby made to (i) the Deposit Agreement, dated as of August 11, 2020 as amended and supplemented from time to time (the “Deposit Agreement”), by and among Freeline Therapeutics Holdings plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement supplementing the Deposit Agreement, dated as of December 7, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the transfer of the Restricted ADRs evidencing Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that:

Exh. B-1

(CHECK ONE)

___	(a)	The Surrendered Restricted ADSs evidenced by Restricted ADRs are being transferred to a person who the undersigned Holder reasonably believes is an “accredited investor” (as defined in Rule 501(a) under the Securities Act), and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution; provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act.

OR

___	(b)	The Surrendered Restricted ADSs evidenced by Restricted ADRs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

OR

___	(c)	The Surrendered Restricted ADSs evidenced by Restricted ADRs are being transferred to a person pursuant to another exemption from registration under the Securities Act; provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADRs evidencing Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement, the Restricted ADR, and the Restricted ADS Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The Restricted Holder confirms that applicable fees, taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth on the Restricted ADR or in the Restricted ADS Letter Agreement.

Exh. B-2

By:
Name:
Title:
Dated:

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. B-3

Schedule I

The Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Restricted ADRs:

Name of Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

Exh. B-4

EXHIBIT C
to

Restricted ADS Letter Agreement, dated as of December 7, 2020
(the “Restricted ADS Letter Agreement”), by and between
Freeline Therapeutics Holdings plc

and
Citibank, N.A.

_____________________

WITHDRAWAL CERTIFICATION
_____________________

[●], 2020

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn.: Susanna Ansala (susanna.ansala@citi.com)
           Keith Galfo (keith.galfo@citi.com)
           Leslie Deluca (leslie.deluca@citi.com)

Freeline Therapeutics Holdings plc (CUSIP No.: 35655L990)

Dear Sirs/Madams:

Reference is hereby made to (i) the Deposit Agreement, dated as of August 11, 2020, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Freeline Therapeutics Holdings plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement supplementing the Deposit Agreement, dated as of December 7, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.                  This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADRs evidencing Restricted ADSs to the Depositary

2.                  We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs evidenced by the Restricted ADR and the Restricted Shares represented thereby have not been registered under the Securities Act

Exh. C-1

3.                  We certify that either (check one):

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs evidenced by the Restricted ADR or the Restricted Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs evidenced by the Restricted ADR or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) to the Company or its subsidiaries, (B) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (C) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to any other available exemption from the registration requirements of the Securities Act, or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs evidenced by the Restricted ADR specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs evidenced by the Restricted ADR held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs evidenced by the Restricted ADR and the withdrawal of the corresponding Restricted Shares is being made to the Depositary concurrently herewith.

Exh. C-2

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Number of Restricted ADSs evidenced by the Restricted ADR to be cancelled:	__________________________________

Delivery Information for delivery of Shares Represented by Restricted ADSs evidenced by the Restricted ADR to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

Exh. C-3

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. C-4

EXHIBIT D

to
Restricted ADS Letter Agreement, dated as of December 7, 2020
(the “Restricted ADS Letter Agreement”), by and between
Freeline Therapeutics Holdings plc

and
Citibank, N.A.

_____________________

RESALE CERTIFICATION AND ISSUANCE INSTRUCTION
_____________________

[●], 2020

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn.: Susanna Ansala (susanna.ansala@citi.com)
           Keith Galfo (keith.galfo@citi.com)
           Leslie Deluca (leslie.deluca@citi.com)

Freeline Therapeutics Holdings plc (CUSIP No.: 35655L990)

Dear Sirs/Madams:

Reference is hereby made to (i) the Deposit Agreement, dated as of August 11, 2020, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Freeline Therapeutics Holdings plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement supplementing the Deposit Agreement, dated as of December 7, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Resale Certification and Issuance Instruction is being provided in connection with our request to the Depositary to transfer the Restricted ADSs evidenced by Restricted ADRs specified below (CUSIP No.: 35655L990) registered in the name of the undersigned or the undersigned’s designee in the form of Unrestricted ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

Exh. D-1

The undersigned certifies that (please check appropriate box below):

** ☐ Sale Pursuant to Resale Registration Statement: the Sale pursuant to which the Restricted ADSs evidenced by Restricted ADRs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only - Affiliate): (v) the Restricted ADSs evidenced by Restricted ADRs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (w) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (x) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports), (y) the Restricted ADSs evidenced by Restricted ADRs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case as defined in, and in accordance with, Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only – Non-Affiliate): (x) the Restricted ADSs evidenced by Restricted ADRs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs evidenced by Restricted ADRs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only – Non-Affiliate): (x) the Restricted ADSs evidenced by Restricted ADRs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

Exh. D-2

OR

**☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs evidenced by Restricted ADRs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs evidenced by Restricted ADRs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Other: _______________________________________________.

[Please fill in details]

[The Restricted ADSs evidenced by Restricted ADRs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)].

_________________________

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Exh. D-3

The undersigned hereby requests that the Depositary:

(ii)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs evidenced by Restricted ADRs:

__________________________________________

Restricted ADSs (CUSIP No.: 35655L990), and

(iii)	following the debit of the Restricted ADSs evidenced by Restricted ADRs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 35655L 107)

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

Exh. D-4

2.       If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of Unrestricted ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

Exh. D-5

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. D-6

EXHIBIT E

to
Restricted ADS Letter Agreement, dated as of December 7, 2020
(the “Restricted ADS Letter Agreement”), by and between
Freeline Therapeutics Holdings plc

and
Citibank, N.A.

_____________________

LIST OF RESTRICTED HOLDERS

_____________________

Restricted Holder	Number of Restricted Shares
Syncona Portfolio Ltd	17,464,527
Novo Holdings A/S	1,696,229
Eventide Asset Management LLC	1,228,304
Wellington Biomedical Innovation Master Investors (Cayman) I L.P.	1,169,813
Cowen Healthcare Investments III LP	948,281
CHI EF III LP	26,563
Acorn Bioventures L.P.	779,875
Ample Plus Fund Limited Partnership	389,938
UCL Business Ltd [formerly known as UCL Business Plc]	636,378
UTF General Partners LLP	573,801
Rentschler Biotechnologies Beteilgungs GmbH	222,732

Exh. E-1